THE PERKINS OPPORTUNITY FUND
  A mutual fund seeking to provide
capital appreciation through a
continuing search for investment opportunities








                                   Semi-Annual Report
                                to Shareholders for
                                the Six Months Ended
                                 September 30, 1995

November 7, 1995

Dear Shareholders:

We are pleased to report an excellent 6 months for The Perkins Opportunity Fund. The Net Asset Value per share increased from $26.06 on March 31, 1995 to $35.61 on September 30, 1995, after paying a dividend of $.619 per share. This represents a total return of 39.46% for the six months (before the maximum sales charge of 4.75%). The following table shows the Fund's returns by quarter and since inception compared to several popular indices:


                                   The Perkins        S&P          Dow Jones         NASDAQ         Russell
                                   Opportunity        500         Industrial        Composite        2000
              Period                  Fund           Index           Index            Index          Index

      First Quarter 1993              6.13%         4.33%           3.37%           4.00%           4.68%
      Second Quarter 1993             4.90%          .41%           3.08%           2.00%           1.81%
      Third Quarter 1993             16.23%         2.67%           1.84%           8.36%           8.39%
      Fourth Quarter 1993             7.82%         2.33%           6.31%           1.84%           2.23%
      First Quarter 1994              (.78%)       (3.83%)         (2.51%)         (4.29%)         (2.78%)
      Second Quarter 1994            (9.81%)         .35%            .39%          (5.04%)         (6.99%)
      Third Quarter 1994             26.89%         4.98%           6.74%           8.26%           6.59%
      Fourth Quarter 1994             (.22%)        (.04%)           .51%          (1.61%)         (2.25%)
      First Quarter 1995             21.49%         9.77%           9.17%           8.68%           4.16%
      Second Quarter 1995            17.76%         9.40%          10.30%          14.22%           8.77%
      Third Quarter 1995             18.42%         8.08%           5.77%          11.79%           9.43%

      Year Ended 9-30-95             69.06%        29.71%          28.03%          36.54%          21.19%
      Since 2-18-93 inception       171.49%        45.44%          55.78%          57.53%          41.18%

We are proud to announce that the Fund was ranked as the number three performing capital appreciation mutual fund out of 150 funds tracked by Lipper for the year ended September 30, 1995 (based on total return and before giving effect to applicable sales charges). Daily quotes for the Fund are now available in most newspapers and the Fund is now listed on NASDAQ with the symbol POFDX.

As bottom-up stock pickers we have been able to select stocks that have, on average, outperformed the indexes. This has been accomplished through careful research and the combination of fundamental analysis with technical chart analysis. We see no reason that this trend should not continue as long as we are in a healthy market environment.

     The following is a summary of our thoughts on the market (which are unchanged over the last year):

We continue to believe that small-cap stocks should outperform large-cap stocks on a relative basis over the next three to five years.

      Both the stock and bond markets have experienced excellent returns over the last 10 years and are unlikely to duplicate this performance over the next 10 years on an overall basis. We believe the best returns will be achieved through careful stock selection.

It is our belief that The Perkins Opportunity Fund is in an excellent position to benefit from these future trends. As a capital appreciation oriented portfolio, the Fund has the flexibility to invest aggressively in companies where we see an opportunity for above average returns. As of September 30, 1995, the Fund was 87% invested in 82 common stocks, 5 warrants and 2 convertibles.

The Fund is well diversified among industry groups and holds stocks which we feel have good potential for above average returns, so currently its primary risk is to a broad market decline. We are constantly looking for investment opportunities and are confident that we will continue to find them in the future as we have in the past.

In closing, we thank you for your confidence and support.

Sincerely,



Richard W. Perkins, CFA     Daniel S. Perkins, CFA      Richard C. Perkins, CFA
President                   Vice President              Vice President






Results shown are past performance which should not be regarded as an indication of future returns. The value of the Fund's shares and their return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's average annual total return, after maximum sales charge of 4.75%, from the period from inception on February 18, 1993 through September 30, 1995 was 43.77% and for the one year period ended on that date was 61.04%.

PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 87.1%                                                            Market Value
------------------------------------------------------------------------------------------------------------------------------------


                     Business Services - Miscellaneous: 7.6%
      50,000         Alternate Postal Delivery, Inc..........................................            $ 287,500
      55,000         Ameridata Technologies, Inc.............................................              646,250
     100,000         Appliance Recycling Centers of America, Inc.............................              650,000
       5,000         Ariely Advertising, Ltd.................................................               33,125
      40,000         Business Resource Group.................................................              195,000
      30,000         CorVel Corp.............................................................              945,000
      30,000         Eagle Pacific Industries, Inc.+.........................................               83,079
     144,158         Health Fitness Physical Therapy, Inc....................................              378,415
      62,500         Health Fitness Physical Therapy, Warrants...............................                    0
      60,000         Health Risk Management, Inc.............................................              622,500
      35,000         International Fibercom, Inc., Warrants..................................               10,938
     100,000         Marketlink, Inc.........................................................              379,687
      10,000         Moovies, Inc............................................................              196,250
      10,000         Work Recovery, Inc., Class B, Warrants+.................................                4,500
                                                                                                             -----
                                                                                                         4,432,244
                                                                                                         ---------
                     Computer - Integrated System: 1.7%
      25,000         Gateway 2000, Inc.......................................................              765,625
      10,000         Mentor Graphics Corp....................................................              205,000
                                                                                                           -------
                                                                                                           970,625
                                                                                                           -------
                     Computer - Local Networks: 7.2%
     145,000         Ancor Communications, Inc...............................................              815,625
      25,000         Digi International, Inc.................................................              706,250
      50,000         Interphase Corp.........................................................              731,250
      45,000         Lanoptics, Ltd. ORD.....................................................              697,500
      45,000         Networth, Inc...........................................................              936,563
       6,000         Security Dynamics Technologies, Inc.....................................              286,500
                                                                                                           -------
                                                                                                         4,173,688
                                                                                                         ---------
                     Computer - Peripheral Equipment: 7.9%
     110,000         Check Technology Corp...................................................              818,125
     110,000         Ciprico, Inc............................................................            1,210,000
      50,000         Digital Biometrics, Inc.................................................              356,250
      17,500         Microfield Graphics, Inc................................................              177,187
      73,000         Mizar, Inc..............................................................              666,125

------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------

                     Computer - Peripheral Equipment, continued
      35,000         Mylex Corp..............................................................            $ 595,000
      35,000         Percon, Inc.............................................................              402,500
      25,000         RSI Systems, Inc........................................................              231,250
      50,000         VideoLabs, Inc..........................................................              107,031
                                                                                                           -------
                                                                                                         4,563,468
                                                                                                         ---------
                     Computer - Software: 6.6%
      10,000         Across Data Systems, Inc................................................               75,000
      38,500         Applied Digital Access, Inc.............................................              490,875
     200,000         Fourth Shift Corp.......................................................            1,075,000
      90,000         IVI Publishing, Inc.....................................................              877,500
      64,500         Interactive Group, Inc..................................................              427,313
      65,000         Liferate Systems, Inc...................................................              511,875
      40,000         Mustang Software, Inc...................................................              360,000
                                                                                                           -------
                                                                                                         3,817,563
                                                                                                         ---------
                     Consumer Products - Miscellaneous: 5.3%
      85,000         Koala Corp..............................................................              711,875
     140,000         Minnesota Brewing Co....................................................              630,000
      12,900         Polaris Industries, Inc.*...............................................              569,213
     200,000         Ringer Corporation......................................................              312,500
      30,000         Simula, Inc.............................................................              753,750
      25,500         WTC Industries, Inc.....................................................               89,250
                                                                                                            ------
                                                                                                         3,066,588
                                                                                                         ---------
                     Electrical Products - Miscellaneous: 7.6%
      15,000         Advanced Micro Devices, Inc.............................................              436,875
      18,750         Aetrium, Inc............................................................              403,125
      35,000         Ametek, Inc.*...........................................................              599,375
      27,700         Coin Bill Validator, Inc................................................              207,750
     225,000         Micro Component Technology, Inc.+.......................................            1,241,691
      45,000         Richey Electronics, Inc.................................................              393,750
      85,000         Video Sentry Corp.......................................................            1,115,625
                                                                                                         ---------
                                                                                                         4,398,191
                                                                                                         ---------
                     Food - Miscellaneous Preparation: 1.4%
      60,000         Michael Foods, Inc.*....................................................              802,500
                                                                                                           -------


------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------


                     Leisure - Gaming: 6.7%
      95,500         Acres Gaming, Inc.......................................................            $ 740,125
      25,000         Canterbury Park Holdings, Inc., Warrants................................                9,375
     100,000         Gaming Corporation of America...........................................              700,000
       3,000         Grand Casinos, Inc......................................................              121,875
      85,000         Innovative Gaming Corporation America...................................              626,875
      60,000         Lotto World, Inc........................................................              360,000
      70,000         Shuffle Master, Inc., Warrants..........................................              980,000
      40,000         Stratosphere Corporation................................................              347,500
                                                                                                           -------
                                                                                                         3,885,750
                                                                                                         ---------
                     Medical - Biomed/Genetics: 4.3%
     139,900         Incstar Corp............................................................              655,025
      75,000         Oncor, Inc..............................................................              557,812
      60,000         Somatogen, Inc..........................................................            1,267,500
                                                                                                         ---------
                                                                                                         2,480,337
                                                                                                         ---------
                     Medical - Ethical Drugs: 3.2%
      40,000         Chronimed, Inc..........................................................              520,000
      31,000         Duramed Pharmaceuticals.................................................              441,750
     125,000         Orphan Medical, Inc.....................................................              921,875
                                                                                                           -------
                                                                                                         1,883,625
                                                                                                         ---------
                     Medical - Products: 17.4%
     125,000         Angeion Corp............................................................              937,500
     120,000         ATS Medical, Inc........................................................            1,050,000
      20,000         ATS Medical, Inc., Warrants.............................................               11,250
      45,000         AVECOR Cardiovascular, Inc..............................................              630,000
      25,000         Bio-Vascular, Inc.......................................................              450,000
      83,325         Cooper Companies, Inc...................................................              666,600
      30,000         Curative Technologies, Inc..............................................              423,750
      78,000         Diametrics Medical, Inc.................................................              887,250
     300,000         Everest Medical Corp....................................................              881,250
     100,000         Fischer Imaging Corp....................................................              875,000
      10,000         InnerDyne, Inc., Warrants...............................................                    0
     187,000         InnerDyne Medical, Inc..................................................              631,125
      50,000         InnerDyne, Inc., Units+.................................................              132,654
       8,500         Mentor Corporation   ...................................................              386,750
     100,000         Spectra Science, Inc., Convertible Preferred+...........................              352,500

------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------

                     Medical - Products, continued
     138,100         Spectrascience, Inc.....................................................            $ 759,550
     300,000         Spectranetics Corp......................................................            1,031,250
                                                                                                         ---------
                                                                                                        10,106,429
                                                                                                        ----------
                     Retail - Miscellaneous/Diversified: 5.1%
     115,000         Brauns Fashions Corp....................................................              186,875
     110,000         Pet Food Warehouse, Inc.................................................              453,750
     100,000         Rainforest Cafe, Inc....................................................            2,325,000
                                                                                                         ---------
                                                                                                         2,965,625
                                                                                                         ---------
                     Telecommunications - Equipment & Services: 5.1%
      45,000         Intervoice, Inc.........................................................            1,029,375
      10,000         Norstan, Inc............................................................              260,000
     110,000         Racotek, Inc............................................................              673,750
      40,000         Vtel Corp...............................................................              995,000
                                                                                                           -------
                                                                                                         2,958,125
                                                                                                         ---------
                     Total Common Stocks (cost $40,204,322)..................................           50,504,758
                                                                                                        ----------




Principal Amount     REPURCHASE AGREEMENTS: 12.4%
------------------------------------------------------------------------------------------------------------------------------------

  $7,167,671         Provident Bank Repurchase Agreement, 6.25%, dated 9/29/1995, due
                     10/2/1995, collateralized by $10,805,232 FHLMC, due 5/15/2018
                     (proceeds $7,171,404) (cost $7,167,671).................................            7,167,671
                                                                                                         ---------

                     Total Investment in Securities (cost $47,371,993++): 99.5%...............          57,672,429
                     Other Assets less Liabilities: 0.5%.....................................              270,456
                                                                                                           -------
                     Total Net Assets: 100.0%................................................          $57,942,885
                                                                                                       ===========


*Indicates income producing security.

+Restricted security; see Note 3 of Notes to Financial Statements.

++Cost for federal income tax purposes is the same.


           Net unrealized appreciation consists of:
                     Gross unrealized appreciation ..........................................          $12,173,464
                     Gross unrealized depreciation ..........................................           (1,873,028)
                                                                                                        ----------
                               Net unrealized appreciation ..................................          $10,300,436
                                                                                                       ===========



See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES at September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

      Investments in securities, at value (identified cost $47,371,993) (Note 2-A) ..........          $57,672,429
      Receivables:
            Capital stock sold...............................................................              608,175
            Dividends and interest...........................................................               40,864
            Investment securities sold ......................................................            1,282,250
      Prepaid expenses.......................................................................               11,478
                                                                                                            ------
                  Total assets ..............................................................           59,615,196
                                                                                                        ----------

LIABILITIES
      Payable for investment securities purchased............................................            1,552,130
      Payable for Fund shares repurchased....................................................                2,000
      Dividends payable......................................................................                2,835
      Payable to Advisor.....................................................................               44,147
      Payable to Manager.....................................................................               10,891
      Distribution costs payable.............................................................               45,934
      Accrued expenses ......................................................................               14,374
                                                                                                            ------
                  Total liabilities .........................................................            1,672,311
                                                                                                         ---------

NET ASSETS     ..............................................................................          $57,942,885
                                                                                                       ===========

      Net asset value and redemption price per share
            ($57,942,885/1,627,003 shares outstanding;
            unlimited number of shares authorized without par value) .....................                  $35.61
                                                                                                            ======
      Computation of offering price per share
            (Net asset value $35.61/.9525) ..................................................               $37.39
                                                                                                            ======

SOURCE OF NET ASSETS
      Paid-in capital .......................................................................          $46,443,724
      Accumulated net investment loss........................................................             (189,845)
      Undistributed net realized gain on investments ........................................            1,388,570
      Net unrealized appreciation of investments ............................................           10,300,436
                                                                                                        ----------
            Net assets ......................................................................          $57,942,885
                                                                                                       ===========






See accompanying notes to financial statements.

STATEMENT  OF  OPERATIONS  -  For  the  Six  Months  Ended  September  30,  1995
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends .......................................................................             $ 34,291
            Interest.........................................................................              100,636
                                                                                                           -------
                                                                                                           134,927
                                                                                                           -------
            Distribution costs (Notes 4 and 5) ..............................................               39,743
            Administrative Manager's fee (Note 4) ...........................................               39,598
            Investment Advisor's fee (Note 4) ...............................................              158,972
            Custodian and accounting fees ...................................................                4,565
            Shareholder services fees........................................................               18,043
            Transfer agent fees .............................................................               13,788
            Auditing fees ...................................................................                5,956
            Legal fees......................................................................                 4,715
            Shareholder reports .............................................................                4,159
            Trustees' fees ..................................................................                1,504
            Registration fees................................................................               28,700
            Insurance .......................................................................                2,277
            Miscellaneous ...................................................................                2,752
                                                                                                             -----
                  Total expenses ............................................................              324,772
                                                                                                           -------
                        Net investment loss .................................................             (189,845)
                                                                                                          --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
            Net realized gain from security transactions ....................................            1,326,470
            Net increase in unrealized appreciation of investments ..........................            8,944,844
                                                                                                         ---------
                  Net realized and unrealized gain on investments ...........................           10,271,314
                                                                                                        ----------
                        Net Increase in Net Assets Resulting from Operations ................          $10,081,469
                                                                                                       ===========





See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six Months Ended      Year Ended
                                                                                   September 30,        March 31,
                                                                                       1995*              1995
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment loss ...........................................................     $ (189,845)      $   (115,672)
Net realized gain from security transactions ..................................      1,326,470          1,115,327
Net increase in unrealized appreciation of investments ........................      8,944,844          1,034,485
                                                                                     ---------          ---------
      Net increase in net assets resulting from operations ....................     10,081,469          2,034,140
                                                                                    ----------          ---------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from securities transactions ($0.62 and $2.00 per share,
      respectively) ...........................................................       (603,782)          (427,036)
                                                                                      --------           --------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from net change in outstanding shares (a)...     35,980,550          7,624,217
                                                                                    ----------          ---------
      Total increase in net assets ............................................     45,458,237          9,231,321

NET ASSETS:
Beginning of period............................................................     12,484,648          3,253,327
                                                                                    ----------          ---------
End of period .................................................................    $57,942,885        $12,484,648
                                                                                   ===========        ===========




(a) A summary of capital share transactions is as follows:

Six Months Ended                                                Year Ended
                                                            September 30, 1995*               March 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                         Shares           Value           Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ......................................      1,194,197      $37,518,716        316,900      $7,553,877
Shares reissued in connection with payment of
      dividends ..................................         17,611          531,176         19,055         381,629
Shares redeemed ..................................        (63,829)      (2,069,342)       (13,896)       (311,289)
                                                          -------       ----------        -------        --------
Net increase .....................................      1,147,979      $35,980,550        322,059      $7,624,217
                                                        =========      ===========        =======      ==========



*Unaudited.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months     Year         Year   Feb. 18, 1993*
                                                                   Ended       Ended        Ended      through
                                                                 September   March 31,    March 31,   March 31,
                                                                30, 1995**     1995         1994        1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...........................  $26.06       $20.73      $15.92       $15.00
Income from investment operations:
      Net investment loss ......................................    (.12)        (.25)       (.27)        (.02)
      Net realized and unrealized gain on investments...........   10.29         7.58        5.40          .94
                                                                   -----         ----        ----          ---
Total from investment operations................................   10.17         7.33        5.13          .92
                                                                   -----         ----        ----          ---
Less distributions:
      Dividends from net investment income......................      -0-         -0-         -0-          -0-
      Distributions from net capital gains .....................    (.62)       (2.00)       (.32)         -0-
                                                                    ----        -----        ----         ----
Total distributions.............................................    (.62)       (2.00)       (.32)         -0-
                                                                    ----        -----        ----         ----
Net asset value, end of period .................................  $35.61       $26.06      $20.73       $15.92
                                                                  ======       ======      ======       ======
Total return ...................................................   94.14%+      38.72%      32.22%       28.37%+
Ratios/supplemental data:
Net assets, end of period (millions)............................   $57.9        $12.5        $3.3         $1.0
Ratio of expenses to average net assets:
      Before expense reimbursement .............................    2.03%+       3.08%       5.14%       13.15%+
      After expense reimbursement...............................    2.03%+       2.63%       2.49%        2.42%+
Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement .............................   (1.18%)+     (2.76%)     (4.93%)     (12.38%)+
      After expense reimbursement ..............................   (1.18%)+     (2.31%)     (2.28%)      (1.65%)+
Portfolio turnover rate ........................................   36.99%      124.86%      90.63%       15.15%



*Commencement of operations.

**Unaudited.

+Annualized.



See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS at September 30, 1995  (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION


      The Perkins Opportunity Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management company. The Fund began operations on February 18, 1993.



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES


      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C.    Security  Transactions,  Interest  Income and  Distributions.  As is
            common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on a accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from Generally Accepted Accounting Principles. Those differences are primarily due to differing treatments for net operating losses.



NOTE 3 - RESTRICTED SECURITIES


       On September 30, 1995, the Fund held restricted securities (i.e., securities which may not be publicly sold without registration under the
Securities Act or without an exemption under that Act). These securities are valued at fair value as determined by the Board of Trustees, giving consideration to credit quality, dividend rate, if any, projected earnings and marketability of the securities of comparable issuers. On September 30, 1995 and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and cost of restricted securities are as follows:

--------------------------------------------------------------------------------

                                                                     Acquisition Date                   Cost
Eagle Pacific Industries, 7% Cv. Pfd., $2.00                         December 17, 1993                  $ 60,000
InnerDyne, Inc.                                                      June 2, 1995                        113,000
Micro Component Technology, Inc.                                     August 15, 1995                     703,125
Spectra Science Convertible Preferred                                September 19, 1995                  300,000
Work Recovery, Inc.                                                  June 3, 1993                              0
                                                                                                         -------


Total restricted securities (fair value of $1,814,424 was 3.1% of net assets at
September 30, 1995)                                                                                     $1,176,125
                                                                                                        ==========


NOTE 4 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period ended September 30, 1995, Perkins Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses, exclusive of interest on borrowings, to the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Currently, the expense limit is 2.50% on the first $30 million of net assets and reduced amounts thereafter. The Fund did not exceed the expense limit during the period ended September 30, 1995.

      Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under an Investment Management Agreement. The Manager prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services to the Fund, the Administrative Manager receives an annual fee based upon average net assets of the Fund as follows: the greater of $30,000 or 0.25% for the first $50 million, 0.20% for the next $50 million, 0.15% for the next $100 million, and 0.10% thereafter.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares.

      Certain officers and Trustees of the Fund are also officers and/or directors of the Manager and Distributor.


NOTE 5 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity.
During the period ended September 30, 1995, the Fund paid fees of $57,787 to the Distributor.

--------------------------------------------------------------------------------

NOTE 6 - SHAREHOLDER SERVICES FEE

      The Fund has entered into a Shareholder Service Agreement with the Distributor, under which the Fund pays servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets. Payments to the Distributor under the Shareholder Servicing Agreement may reimburse the Distributor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquires regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.


NOTE 7 - PURCHASES AND SALES OF SECURITIES

      For the period ended September 30, 1995, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $39,875,977 and $10,809,151, respectively.

Advisor
Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769
(800) 366-8361
(612) 473-8367
o
Distributor
First Fund Distributors, Inc.
4455 East Camelback Road, Suite 261E
Phoenix, AZ 85018
o
Custodian
The Provident Bank
One East Fourth Street
Cincinnati, OH 45250-0967
o
Transfer Agent and Shareholder Service
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890-0001
(800) 427-4779
o
Auditors
Tait, Weller & Baker
2 Penn Center Plaza
Philadelphia, PA 19102
o
Legal Counsel
Heller, Ehrman, White & McAuliffe
333 Bush Street
San Francisco, CA 94104


This report is intended for shareholders of The Perkins Opportunity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.